UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2020

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	1.01. Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On May 8, 2020 (the “Amendment Effective Date”), Hilton Grand Vacations Parent LLC, Hilton Grand Vacations Borrower LLC (the “Borrower”), Hilton Grand Vacations Inc. (the “Company”) and certain subsidiaries of the Company, entered into Amendment No. 2 to the Credit Agreement (the “Amendment”) which amended the Credit Agreement, dated as of December 28, 2016, as amended by Amendment No. 1 to the Credit Agreement, dated as of November 28, 2018, by and among the Borrower, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A. as administrative agent, collateral agent, swing line lender and L/C issuer thereunder (as amended prior to the Amendment, the “Credit Agreement,” and as amended by the Amendment, the “Amended Credit Agreement”), which amended certain terms of the credit facilities provided pursuant to the Credit Agreement (as amended by the Amendment, the “Credit Facilities”).

The Amendment is intended to provide both near-term and long-term flexibility for the Company with respect to satisfying certain negative and financial covenant ratios pursuant to the Credit Agreement as may be needed by the Company due to the ongoing and uncertain future impact of the COVID-19 pandemic on its business and operations. Pursuant to the Amendment, the financial covenant was amended to not permit the consolidated first lien net leverage ratio to exceed the following ratios as of any test period ended or ending as specified below:

•	on or prior to March 31, 2020—2:00 to 1:00;

•	after March 31, 2020 but on or prior to June 30, 2020—3:00 to 1:00;

•	after June 30, 2020 but on or prior to December 31, 2020—3.50:1.00;

•	after December 31, 2020 but on or prior to June 30, 2021—3.25:1.00; and

•	after June 30, 2021—3.00 to 1.00.

As of March 31, 2020, the first lien net leverage ratio for the purposes of the foregoing financial covenant compliance was 0.62:1.00.

In addition, the Amended Credit Agreement provides for the following amended ratio threshold tests in connection with certain investment and incurrence of debt activities by the Borrower and its restricted subsidiaries:

•	Consolidated first lien net leverage ratio for any applicable test period as follows:

•	on or prior to June 30, 2020—1:00 to 1:00;

•	after June 30, 2020 but on or prior to December 31, 2020—3.50:1.00;

•	after December 31, 2020 but on or prior to June 30, 2021—3.25:1.00; and

•	after June 30, 2021—2.25 to 1.00.

•	Consolidated total net leverage ratio for any applicable test period as follows:

•	on or prior to June 30, 2020—2:00 to 1:00;

•	after June 30, 2020 but on or prior to December 31, 2020—5.00:1.00;

•	after December 31, 2020 but on or prior to June 30, 2021—4.00:1.00; and

•	after June 30, 2021—3.00 to 1.00.

For the purposes of calculating the foregoing financial covenant and investments in the Borrower or any restricted subsidiary for purchases of vacation ownership intervals for inventory or resale, and not for purposes of any other provision of the Credit Agreement, the Borrower may, by providing the requisite notice to the administrative agent and complying with other requirements set forth in the Amended Credit Agreement, elect to calculate the consolidated EBITDA on an annualized basis for the applicable test period as follows:

•	test period ending on December 31, 2020—four (4) times the consolidated EBITDA for the fiscal quarter ending December 31, 2020;

•	test period ending March 31, 2021—two (2) times the sum of the consolidated EBITDA for the fiscal quarters ending December 31, 2020 and March 31, 2021; and

•	test period ending June 30, 2021—four-third (4/3) times the sum of the consolidated EBITDA for the fiscal quarters ending December 31, 2020, March 31, 2021 and June 30, 2021.

Under the Amended Credit Agreement, borrowings under the Credit Facilities will bear interest at 0.75% per annum for base rate loans and 1.75% per annum for LIBOR rate loans until the Borrower has delivered the financial statements for the fiscal quarter ended on March 31, 2020. Thereafter, the margins for the Credit Facilities will be determined based on a first lien net leverage ratio and will range from 0.75% to 2.50% per annum, in the case of base rate loans, and 1.75% to 3.50% per annum, in the case of LIBOR rate loans. The Credit Facilities are subject to a LIBOR floor of 0.25%. The commitment fee that the Borrower is required to pay to the lenders under the Credit Facilities in respect of the unutilized commitments will continue to be determined based on a first lien net leverage ratio and range from 0.30% to 0.50% per annum. The Borrower will continue to be required to pay customary letter of credit fees.

This summary is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and other Loan Documents (as defined in the Amended Credit Agreement). Except as described in this Current Report on Form 8-K or as set forth in the Amendment, all other terms and provisions of the Credit Agreement, including, without limitation, those provisions related to maturity date, maximum borrowing amounts, amortization, events of default, prepayment, and guarantees and collateral, remain the same.

Warehouse Facility Amendment

On May 8, 2020, Hilton Grand Vacations Trust I LLC (the “Trust”) and Hilton Resorts Corporation (“HRC”), each a wholly-owned subsidiary of the Company, entered into Omnibus Amendment No. 15 to Receivables Loan Agreement and Amendment No. 7 to Sale and Contribution Agreement (the “Warehouse Amendment”), which, among other things, amends each of (i) the Receivables Loan Agreement, dated as of May 9, 2013, as amended, by and among the Trust, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, certain financial institutions as conduit lenders, certain financial institutions as committed lenders, certain financial institutions as managing agents, and Bank of America, N.A., as administrative agent (the “Warehouse Credit Facility”) and (ii) the Sale and Contribution Agreement dated as of May 9, 2013, as amended, by and among HRC, as seller, and the Trust, as purchaser (the “Sale and Contribution Agreement”). Except as described in this Current Report on Form 8-K or as set forth in the Warehouse Amendment, all other terms and provisions of the Receivables Loan Agreement and Sale and Contribution Agreement, each as previously amended, remain the same.

The Warehouse Credit Facility, prior to the Warehouse Amendment, provided that the financial covenants undertaken by HRC therein conformed to the financial maintenance covenants and any other financial or finance related test as the same may relate to the assets, liabilities, revenue or expenses of the Company and/or HRC as set forth in the Credit Agreement as of an earlier date (without giving effect to any amendments, including the Amendment). Among other items, the Warehouse Amendment provides that such financial covenants shall conform to the financial maintenance covenants and any other financial or finance related test as the same may relate to the assets, liabilities, revenue or expenses of the

Company and/or HRC as set forth in the Amended Credit Agreement as in effect as of May 8, 2020 (after giving effect to the Amendment but without giving effect to any subsequent amendments). The Warehouse Amendment also amended the Warehouse Facility by reducing the advance rate for the borrowing base calculation from 90% to 87.5%, increased the LIBOR floor to 0.25% to the extent applicable, and increased the used fee rate.

This summary is qualified in its entirety by reference to the full text of the Warehouse Amendment, filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2020, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2020 and distributed to its stockholders commencing on or about March 26, 2020 in connection with the Annual Meeting (the “Proxy Statement”). Set forth below are the final voting results for the matters submitted to a vote of stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the 2021 annual meeting or until their respective successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Mark D. Wang	61,064,200	3,366,938	3,552,604
Leonard A. Potter	59,416,850	5,014,288	3,552,604
Brenda J. Bacon	60,487,983	3,943,155	3,552,604
David W. Johnson	60,192,082	4,239,056	3,552,604
Mark H. Lazarus	60,651,603	3,779,535	3,552,604
Pamela H. Patsley	59,543,413	4,887,725	3,552,604
Paul W. Whetsell	60,493,630	3,937,508	3,552,604

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Votes Cast For	Votes Cast Against	Abstentions
66,955,007	1,021,411	7,324

Proposal No. 3 – Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
61,660,992	2,717,086	53,060	3,552,604

Important Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K, including the exhibits hereto, may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “would,” “could,” or similar expressions indicate a forward-looking statement; however, not all forward-looking statements include these identifying words. These forward looking statements involve substantial risks and uncertainties that could cause the outcome to be materially different, including the material impact of the Covid-19 pandemic on the Company’s business, operating results and financial condition, general economic conditions, and its ability to satisfy various financial and other covenants under its credit facility and warehouse credit facility, as well as those factors that are discussed under the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that may update or supplement such disclosure. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s other filings with the Securities and Exchange Commission. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1

Amendment No. 2 to the Credit Agreement, dated as of May 8, 2020, to the Credit Agreement, as amended by Amendment No. 1 to the Credit Agreement dated as of November 28, 2018, by and among Hilton Grand Vacations Borrower LLC, Hilton Grand Vacations Parent LLC, Hilton Grand Vacations Inc., the other lender parties thereto, the other guarantors thereto, and Bank of America, N.A., as successor administrative agent, collateral agent, L/C issuer and swing line lender.

Exhibit 10.2

Omnibus Amendment No. 15 to Receivables Loan Agreement and Amendment No. 7 to Sale and Contribution Agreement, effective as of May 8, 2020, by and among Hilton Grand Vacations Trust I LLC, as borrower, the financial institutions signatory thereto as managing agents, the financial institutions signatory thereto as conduit lenders, the financial institutions signatory thereto as committed lenders, and Bank of America, N.A., as administrative agent and Wells Fargo Bank, National Association, as paying agent and securities intermediary.

Exhibit 99.1	Press release of Hilton Grand Vacations Inc., dated August 12, 2019, related to Amendment No. 2 to the Credit Agreement.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: May 12, 2020